SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 2, 2004
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                                 Date of Report
                        (Date of earliest event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-21250                942615258
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(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)

           700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912
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          (Address of Principal Executive Offices, including Zip Code)

                                 (650) 579-0600
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Press Release of The Gymboree Corporation issued March 2, 2004.

Item 12. Results of Operations and Financial Condition

      On March 2, 2004, The Gymboree Corporation issued a press release announcing its fourth quarter and fiscal year 2003 financial results and its February sales results. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

      The information furnished under Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GYMBOREE CORPORATION

                                              By /s/ Myles B. McCormick
                                              ----------------------------------
Dated: March 2, 2004                          Myles B. McCormick
                                              Chief Financial Officer


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

                                  Exhibit Index

99.1  Press Release of The Gymboree Corporation issued March 2, 2004.


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